UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
FORM 8-K
_________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2024
_________________________________________________________
VOLATO GROUP, INC.
(Exact name of registrant as specified in its charter)
_________________________________________________________

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Airport Road, Suite 124
Chamblee, GA 30341
(Address of principal executive offices) (zip code)
844-399-8998
Registrant’s telephone number, including area code
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SOAR.WS	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 26, 2024, Volato, Inc., a Delaware corporation and wholly owned subsidiary of Volato Group, Inc. (the “Company”) entered into a business loan and security agreement (the “Agreement”) with TVT Capital Source LLC (the “Lender”), which provides for a term loan in the amount of $4,000,000 which principal and interest (of $1,800,000) is due on January 28, 2025. Commencing August 6, 2024, the Company is required to make weekly payments of $207,142.86 until January 28, 2025. An origination fee of $200,000 was paid on the term loan.

Pursuant to the Agreement, the Company granted to the Lender a continuing security interest in all amounts owing to the Company now or in the future and all other tangible and intangible personal property, with the exception of the Company’s purchase agreements of G280 aircrafts or any collateral pledged to SAC Leasing V280, LLC in connection with such agreements. The Agreement provides for events of default customary for term loans of this type, including but not limited to non-payment, breaches or defaults of in the performance of covenants, insolvency, bankruptcy and the occurrence of a material adverse effect on the Company. After the occurrence and continuance of an event of default, the Lender has the option to accelerate payment of all obligations and terminate the Lender’s commitments under the Agreement.

If the Company repays the term loan within 30 or 60 days of the receipt of the term loan from the Lender, the total repayment amount to the Lender shall be reduced by $800,000 or $600,000, respectively. If the Company defaults on payments, a default fee of $2,500 shall be payable to the Lender.

The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report with respect to the term loan is incorporated by reference into this Item 2.03.

Item 9.01.       Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Business Loan and Security Agreement, dated July 26, 2024, between Volato, Inc. and TVT Capital Source LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 1, 2024

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer